                                                             EXHIBIT 10.12


                             ASSUMPTION AGREEMENT
                             --------------------

     This Assumption Agreement is made as of the _____ day of December, 1997, by and between COMMAND SYSTEMS, INC., a Delaware corporation with an address of 76 Batterson Park Road, Farmington, CT 06032 ("CSI-Delaware"), and PEOPLE'S BANK, a Connecticut banking corporation with an address of One Financial Plaza, Hartford, CT 06103 ("Lender").


                                   RECITALS
                                   --------

     WHEREAS, Command Systems Incorporated, a Connecticut corporation ("CSI-Connecticut") entered into certain loan transactions with Lender on or about November 30, 1993 pursuant to which the Lender extended a term loan in the amount of $520,000, a revolver/term loan in the amount of $80,000, and a line of credit in the maximum amount of $200,000; which loans were consolidated into line of credit loans with a maximum principal amount of $1,000,000 on or about
                                                                   --
December 21, 1994; which loans were further modified to increase the maximum principal amount to $2,500,000 on or about May 28, 1996; which loans were further modified on or about June 30, 1997 by, inter alia, adding the guaranty
                                               ----- ----
of CSI-Delaware (as so modified, the "Loan"); and


     WHEREAS, the Loan is secured by a first priority security interest in favor of Lender on all of the personal property owned by CSI-Connecticut; and

     WHEREAS, CSI-Connecticut has been merged with and into CSI-Delaware under the laws of the States of Connecticut and Delaware; and

     WHEREAS, such a merger would constitute an event of default under the documentation executed in connection with the Loan (the "Loan Documents"), absent the consent of the Lender, and

     WHEREAS, the Lender has agreed to allow the merger of CSI-Connecticut into CSI-Delaware pursuant to the terms hereof, including without limitation, the ratification of the obligations of CSI-Connecticut to Lender under the Loan Documents, all as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, CSI-Delaware and Lender agree as follows:

     1. CSI-Delaware hereby represents and warrants to Lender that it has succeeded in all respects under the laws of the United States and the States of Delaware and Connecticut to all of the rights, title and interest of CSI-Connecticut in and to any and all property, real and personal, wherever located and of whatever kind and nature.

      2. CSI-Delaware hereby unconditionally assumes all of the duties, obligations and liabilities of CSI-Connecticut under the Loan Documents, including without limitation all of those documents identified on Schedule A attached hereto. In connection therewith, without the generality of the foregoing. CSI-Delaware agrees to pay all sums due Lender at the time, in the manner and in all other respects as provided in the Loan Documents, and to perform all of the duties, covenants and obligations provided in the Loan Documents to be performed by CSI-Connecticut thereunder at the time, in the manner and in all other respects as provided by the Loan Documents, and to be bound by all of the terms of the Loan Documents as fully and to the same extent as if the Loan Documents were originally made, executed and delivered to Lender by CSI-Delaware.

      3. Lender hereby consents to the merger of CSI-Connecticut into CSI-Delaware as the conversion on those terms as shall have been disclosed to Lender in writing.

      4. CSI-Delaware hereby represents to Lender that no event of default or event which, with the giving of notice or the passage of time, or both, would become an event of default under the Loan Documents has occurred.

      5. CSI-Delaware hereby represents to Lender that the execution of this Assumption Agreement and the performance by CSI-Delaware of its obligations hereunder (i) has been validly and duly authorized by all necessary actions,
(ii) will not violate or breach any contractual covenants or restrictions binding upon CSI-Delaware, and (iii) does not require the consent of any third party.

      6. CSI-Delaware hereby agrees, at its sole cost and expense, to execute and deliver any documentation requested by Lender to effectuate the provisions of this Assumption Agreement, including without limitation, amendments to security agreements or financing statements.

      7. Other than as expressly modified herein, the terms and provisions of the Loan Documents shall remain in full force and effect as the binding obligations of the parties hereto.


      IN WITNESS WHEREOF, the parties have set their hands and seals as of the date and year first above written.


                                        COMMAND SYSTEMS, INC.
[ILLEGIBLE SIGNATURE APPEARS HERE]
----------------------------------


                                        By [ILLEGIBLE SIGNATURE APPEARS HERE]
                                          --------------------------------------
[ILLEGIBLE SIGNATURE APPEARS HERE]              its
----------------------------------              Duly Authorized

/s/ D. S. Blitz
------------------------                PEOPLE'S BANK
    David S. Blitz

                                        By /s/ [SIGNATURE APPEARS HERE]
------------------------                   ----------------------------
                                              Its AVP
                                              Duly Authorized

                                  SCHEDULE A
                                  ----------

                             $520,000.00 TERM LOAN
                          $200,000.00 LINE OF CREDIT
                                      AND
                         $80,000.00 REVOLVER/TERM LOAN
                                     FROM
                                 PEOPLE'S BANK
                                      TO
                         COMMAND SYSTEMS INCORPORATED

                        CLOSING DATE: NOVEMBER 30, 1993

--------------------------------------------------------------------------------

                                     INDEX

1. Certified copy of Certificates of Incorporation and Bylaws of Command Systems, Incorporated (post closing)

2.   Good-standing Certificate for Command Systems, Incorporated

3.   Tax Clearance Letter for Command Systems, Incorporated

4.   Authorizing Resolution of Command Systems, Incorporated

5.   Loan and Security Agreement
     a.    Exhibit A - Equipment
     b.    Exhibit B - List of Debtors' Liabilities (not shown on financial statements)
     c.    Exhibit C - List of Liens on Company Assets and Properties
     d.    Exhibit D - Litigation
     e.    Exhibit E - List of All Outstanding Debt From Money Borrowed
     f.    Exhibit F - List of Holders of All Outstanding Stock of Debtor
     g.    Exhibit G - List of Leases to which Company is a Party
     h.    Exhibit H - Trade names
     i.    Exhibit I-1 - Term Loan Note
     j.    Exhibit I-2 - Line of Credit Note
     k.    Exhibit I-3 - Revolver/Term Loan Note
     l.    Exhibit J - Request for Advance
     m.    Exhibit K - Borrowing Base Certificate
     n.    Exhibit L - Real Estate

6.   Promissory Notes
     a.    Term Loan
     b.    Line of Credit
     c.    Revolver/Term Loan

7.   Guaranty Agreement of Edward G. Caputo

8.   UCC-11 Searches
     a.   Connecticut
     b.   Massachusetts

9.   UCC-1 Financing Statements
     a.   Secretary of State of Connecticut
     b.   Town Clerk of Hartford
     c.   Town Clerk of Stamford
     d.   Secretary of State of Massachusetts
     e.   Town Clerk of Natick, Massachusetts

10.  UCC-3 Termination Statements (post closing)

11.  Open-End Mortgage and Security Agreement for 6 Morgan Place, Avon,
     Connecticut

12.  Title Insurance Policy

13.  Evidence That Real Estate Taxes Current

14.  Subordination Agreement for Officers, Shareholders and Directors

15. 1991 and 1992 personal tax returns for Edward J. Caputo and IRS W-9 Form for Command Systems, Incorporated and for Edward J. Caputo.

16.  Evidence that Fleet Loan and Depository Accounts Satisfactorily Handled.

17.  PIR and Jury Trial Waivers.

18. Hazard and Liability and Workers Compensation Insurance with People's Bank named as loss payee

19.  Notification Letters to Account Debtors

20.  Opinion of Counsel

21.  Request for Advance

22.  Borrowing Base Certificate

23.  Commitment Letter




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